Exhibit 99.1

CLASS A COMMON

PROXY

FOR

SPECIAL MEETING OF SHAREHOLDERS

March 17, 2020

State Capital Corp.

618 Crescent Boulevard, Suite 100

Ridgeland, Mississippi 39157

This Proxy is solicited on behalf of the Board of Directors (the “Board”) of State Capital Corp. (the “Corporation”). The undersigned shareholder of the Corporation hereby appoints Stewart M. Brumfield or Doris C. Brumfield, or either of them, or                                                           as Proxy, with the power to appoint his substitute, and hereby authorizes such Proxy to represent and to vote, as designated below, all the shares of Class A Common Stock of the Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of shareholders to be held at the Administrative office of the Company, located at 618 Crescent Boulevard, Suite 100, Ridgeland, Mississippi, 39157, on Tuesday, March 17, 2020 at 2:00 p.m., local time (the “Meeting”), or any adjournment(s) thereof, and at his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN BELOW AND RETURN PROMPTLY. PLEASE MARK YOUR CHOICE LIKE THIS IN INK.

1)

Approval of a proposal to approve the agreement and plan of share exchange and merger, dated as of September 18, 2019, as amended, by and among BancPlus Corporation, BankPlus, the Corporation and State Bank and Trust Company, pursuant to which BancPlus will acquire the Corporation by a statutory share exchange. Immediately thereafter, the Corporation will merge with and into BancPlus and State Bank & Trust Company will merge with and into BankPlus, as more fully described in the attached proxy statement/prospectus.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2)

Approval of a proposal to approve the payments that Kirk A. Graves is entitled to receive from the Corporation upon the completion of the transaction pursuant to his employment agreement and other compensatory arrangements with the Corporation so as to render the “parachute payment” provisions of Section 280G of the Internal Revenue Code of 1986, as amended, inapplicable to such payments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3)

Approval of a proposal to approve the payments that H. Owen Carty is entitled to receive from the Corporation upon the completion of the transaction pursuant to his employment agreement and other compensatory arrangements with the Corporation so as to render the “parachute payment” provisions of Section 280G of the Internal Revenue Code of 1986, as amended, inapplicable to such payments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4)

Approval of a proposal to approve the payments that Gerald L. Taylor is entitled to receive from the Corporation upon the completion of the transaction pursuant to his employment agreement and other compensatory arrangements with the Corporation so as to render the “parachute payment” provisions of Section 280G of the Internal Revenue Code of 1986, as amended, inapplicable to such payments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5)

Approval of a proposal to approve the payments that Lee B. Seago is entitled to receive from the Corporation upon the completion of the transaction pursuant to his employment agreement and other compensatory arrangements with the Corporation so as to render the “parachute payment” provisions of Section 280G (“Section 280G”) of the Internal Revenue Code of 1986, as amended, inapplicable to such payments.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6)

Approval of a proposal to approve the adjournment of the Corporation Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Corporation Special Meeting to approve the Corporation share exchange proposal.

FOR	AGAINST	ABSTAIN
☐	☐	☐

7)

Whatever Other Business May Be Legally Brought Before the Special Meeting or Any Adjournment Thereof. The Board of Directors presently knows of no other business to be presented by or on behalf of the Corporation or its management at the Special Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. Please mark, date, and sign as your account name appears and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian or in a similar capacity, you should so indicate when signing. If the person signing is a corporation, partnership or other entity, please sign the full name of the corporation, partnership, or other entity by a duly authorized officer, partner, or other person. If the shares are held jointly, each shareholder named should sign.

Name Issued in:	Date:

Signature(s)

Class A Shares:	Signature

CLASS B COMMON

PROXY

FOR

SPECIAL MEETING OF SHAREHOLDERS

March 17, 2020

State Capital Corp.

618 Crescent Boulevard, Suite 100

Ridgeland, Mississippi 39157

This Proxy is solicited on behalf of the Board of Directors (the “Board”) of State Capital Corp. (the “Corporation”). The undersigned shareholder of the Corporation hereby appoints Stewart M. Brumfield or Doris C. Brumfield, or either of them, or                                                   as Proxy, with the power to appoint his substitute, and hereby authorizes such Proxy to represent and to vote, as designated below, all the shares of Class A Common Stock of the Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of shareholders to be held at the Administrative office of the Company, located at 618 Crescent Boulevard, Suite 100, Ridgeland, Mississippi, 39157, on Tuesday, March 17, 2020 at 2:00 p.m., local time (the “Meeting”), or any adjournment(s) thereof, and at his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN BELOW AND RETURN PROMPTLY. PLEASE MARK YOUR CHOICE LIKE THIS IN INK.

1)

Approval of a proposal to approve the agreement and plan of share exchange and merger, dated as of September 18, 2019, as amended, by and among BancPlus Corporation, BankPlus, the Corporation and State Bank and Trust Company, pursuant to which BancPlus will acquire the Corporation by a statutory share exchange. Immediately thereafter, the Corporation will merge with and into BancPlus and State Bank & Trust Company will merge with and into BankPlus, as more fully described in the attached proxy statement/prospectus.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2)

Whatever Other Business May Be Legally Brought Before the Special Meeting or Any Adjournment Thereof. The Board of Directors presently knows of no other business to be presented by or on behalf of the Corporation or its management at the Special Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. Please mark, date, and sign as your account name appears and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian or in a similar capacity, you should so indicate when signing. If the person signing is a corporation, partnership or other entity, please sign the full name of the corporation, partnership, or other entity by a duly authorized officer, partner, or other person. If the shares are held jointly, each shareholder named should sign.

Name Issued in:	Date:

Signature(s)

Class B Shares:	Signature